UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 18, 2017

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY 14564
(Address of principal executive offices)              (Zip Code)

Registrant’s telephone number, including area code   (585) 678-7100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)	Election of Director

On July 18, 2017, the Board of Directors of Constellation Brands, Inc. (“Constellation” or the “Company”) was expanded from ten (10) to eleven (11) members, and on that date the Board of Directors filled the additional Board seat by electing Susan Somersille Johnson to serve as a member of the Board of Directors effective as of the close of business on July 18, 2017, and until the next annual meeting of stockholders and until her successor is elected and qualified.

Ms. Johnson, age 51 has, since August 2014, served as Corporate Executive Vice President and Chief Marketing Officer of SunTrust Banks, Inc., a financial services provider. Prior to that, she served as the Vice President of Global Marketing at NCR Corp. from April 2012 to August 2014. She also served as Global Head of Operator Marketing at Nokia and held leadership roles in a number of technology organizations, including Nuance Communications, Fujitsu, and Apple.

The Board considers Ms. Johnson to be an independent director under the Company’s categorical standards of independence and applicable New York Stock Exchange requirements. As a non-management member of the Board, Ms. Johnson will receive the compensation paid to non-management directors for service on the Board and its committees. Specifically, effective July 18, 2017, the cash component of non-management director compensation currently consists of (i)  an annual retainer of $92,500, payable in quarterly installments of $23,125; (ii)  an annual fee of $15,000 (payable in quarterly installments) to the Chair of the Human Resources Committee and to the Chair of the Corporate Governance Committee; and (iii)  an annual fee of $20,000 (payable in quarterly installments) to the Chair of the Audit Committee.

Equity awards are another element of non-management director compensation. Each non-management director currently receives annually, if and as approved by the Board, a stock option grant and a restricted stock or restricted stock unit award. Under Constellation’s current compensation program for non-management directors, (i)  the annual stock option grant shall be equal to the number of option shares for the Company’s Class 1 Common Stock (“Class 1 Stock”) having a grant date fair value, computed in accordance with FASB ASC Topic 718, of $55,000 and (ii)  the annual restricted stock or restricted stock unit award is not to exceed the number of restricted shares or restricted stock units obtained by dividing $95,000 by the closing price of a share of the Company's Class A Common Stock (“Class A Stock”) on the date of grant. While the Board has the flexibility to determine at the time of each grant the vesting provisions for that grant, historically the stock option awards vest six (6) months following the date of grant and the restricted stock or restricted stock unit awards vest one (1) year following the date of grant. United States resident directors receive restricted stock and non-United States resident directors receive restricted stock units.

As Ms. Johnson was elected within the overall Annual Meeting timeframe, the amount of her annual retainer, annual option grant and restricted stock award is consistent with the amounts to be paid to the other non-management directors who are residents of the United States for service on the Board and its committees. The form of Memorandum regarding the Terms and Conditions of Stock Options for Directors, the form of Restricted Stock Award Agreement for Directors and the form of Restricted Stock Unit Agreement for Directors are filed herewith respectively, as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

On July 18, 2017, Ms. Johnson (i)  became entitled to an annual retainer in the aggregate amount of $92,500; (ii)  was granted an option to purchase 1,041 shares of Class 1 Stock at an exercise price of $197.18 per share and with an exercise period of January 18, 2018 through July 18, 2027; and (iii)  received an award of 481 restricted shares of Class A Stock. Subject to applicable provisions in the award document, the restricted stock will vest on July 18, 2018. On July 18, 2017, which was the date of the option grant and the restricted stock award, the closing price of the Class A Stock was $197.18 per share.

There are no arrangements or understandings between Ms. Johnson and any other person pursuant to which she was selected as a director, and there have been no transactions since the beginning of the Company’s last fiscal year, nor are there any currently proposed transactions, regarding Ms. Johnson that are required to be disclosed by Item 404(a) of Regulation S-K.

(e)	Compensation Arrangements of Certain Officers

Adoption of the Constellation Brands Long-Term Stock Incentive Plan as amended and restated July 18, 2017.

As discussed in Item 5.07 below, at a meeting held on July 18, 2017, the stockholders of the Company approved an amendment and restatement of the Constellation Brands, Inc. Long-Term Stock Incentive Plan (the “Plan”). The Plan, as amended and restated, has been adopted by the Company and is effective July 18, 2017. The amendment and restatement of the Plan effected the following modifications:

•	reapproved the material terms available under the Plan for granting “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986 for five additional years;

•	made cash awards available for grant under the Plan, and no further grants will be made under the Annual Management Incentive Plan;

•	imposed an annual cap of $750,000 on the maximum amount of cash retainers, meeting fees and equity awards available for non-employee director compensation;

•	made consultants eligible to receive awards under the Plan;

•	made incentive stock options available for grant under the Plan;

•	provided that new Plan awards no longer automatically vest upon a change in control;

•	revised share reserve accounting consistent with market practices;

•	clarified that dividend equivalents under any award will not become payable prior to vesting;

•	clarified that reload options are not permitted; and

•	except in connection with a corporate transaction, prohibited payments in exchange for underwater stock options or stock appreciations rights.

A description of the Plan, as amended and restated, and the actual text of the Plan, are included in the Proxy Statement. A copy of the Plan, as approved by the stockholders and adopted by the Company, is filed as Exhibit 10.4 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)    The Annual Meeting of Stockholders (the “Annual Meeting”) of Constellation Brands, Inc. was held on July 18, 2017.

(b)    At the Annual Meeting, the stockholders of the Company elected Jerry Fowden, Barry A. Fromberg, Robert L. Hanson, Ernesto M. Hernández, James A. Locke III, Daniel J. McCarthy, Richard Sands, Robert Sands, Judy A. Schmeling, and Keith E. Wandell as directors of the Company to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified. The other matters considered at the Annual Meeting were a proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2018; a proposal to approve, by an advisory vote, the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement dated May 25, 2017 and filed with the Securities and Exchange Commission on June 2, 2017 (the “Proxy Statement”); an advisory vote on the frequency of future advisory votes regarding executive compensation; and a proposal to approve the amendment and restatement of the Company’s Long-Term Stock Incentive Plan. The final results of voting on each of the matters submitted to a vote of stockholders are as follows:

1.    Election of Directors.

At the Annual Meeting, the holders of the Class A Stock, voting as a separate class, elected the Company’s slate of director nominees designated to be elected by the holders of the Class A Stock, and the holders of the Class A Stock and the holders of the Company’s Class B Common Stock (the “Class B Stock”), voting together as a single class with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share, elected the Company’s slate of director nominees designated to be elected by the holders of the Class A Stock and the Class B Stock. The ten directors described above were elected by a plurality of the votes cast, as set forth below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes

Directors Elected by the Holders of Class A Stock (voting as a separate class):
Jerry Fowden	127,698,396	11,204,541	12,706,500
Barry A. Fromberg	91,225,267	47,677,670	12,706,500
Keith E. Wandell	136,236,881	2,666,056	12,706,500

Directors Elected by the Holders of Class A Stock and Class B Stock (voting together as a single class):
Robert L. Hanson	365,783,761	2,536,616	15,968,380
Ernesto M. Hernández	365,647,788	2,672,589	15,968,380
James A. Locke III	307,693,979	60,626,398	15,968,380
Daniel J. McCarthy	323,502,759	44,817,618	15,968,380
Richard Sands	357,744,478	10,575,899	15,968,380
Robert Sands	364,159,054	4,161,323	15,968,380
Judy A. Schmeling	328,588,107	39,732,270	15,968,380

2.    Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2018.

At the Annual Meeting, the holders of Class A Stock and the holders of Class B Stock, voting together as a single class with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share, ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2018, as set forth below:

Votes For:	382,532,333
Votes Against:	1,435,603
Abstentions:	320,821
Broker Non-Votes:	0

3.    Proposal to approve, by an advisory vote, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

At the Annual Meeting, the holders of Class A Stock and the holders of Class B Stock, voting together as a single class with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share, approved, on an advisory basis, the compensation of the named executive officers as disclosed in the Proxy Statement, as set forth below:

Votes For:	359,685,039
Votes Against:	7,934,251
Abstentions:	701,087
Broker Non-Votes:	15,968,380

4.    Advisory vote on the frequency of future stockholder advisory votes regarding executive compensation.

At the Annual Meeting, the holders of Class A Stock and the holders of Class B Stock, voting together as a single class with holders of Class A Stock having (1) vote per share and holders of Class B Stock having (10) votes per share, voted in favor of conducting a stockholder advisory vote every ONE YEAR to approve the compensation of the Company’s named executive officers, as set forth below:

One Year:	356,322,097
Two Years:	100,448
Three Years:	11,551,765
Abstentions:	346,067

In light of the foregoing voting results and other factors, the Company’s Board of Directors at its July 18, 2017 meeting determined that the Company will hold an annual advisory vote on the compensation of its named executive officers. Unless the Board of Directors subsequently determines otherwise, the Company will continue to hold annual advisory votes until the next stockholder advisory vote on the frequency of advisory votes on the compensation of its named executive officers. The regulations of the United States Securities and Exchange Commission provide that the Company must hold a vote on the frequency of advisory votes on the compensation of its named executive officers at least once every six years.

5.    Proposal to approve the amendment and restatement of the Company’s Long-Term Stock Incentive Plan.

At the Annual Meeting, the holders of Class A Stock and Class B Stock, voting together as a single class with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share, approved the amendment and restatement of the Company’s Long-Term Incentive Plan as set forth below:

Votes For:	362,816,105
Votes Against:	5,167,552
Abstentions:	336,720
Broker Non-Votes:	15,968,380

Item 7.01	Regulation FD Disclosure.

On July 20, 2017, Constellation issued a news release, a copy of which release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference, announcing the election of Susan Somersille Johnson as a member of the Company’s Board of Directors effective as of the close of business on July 18, 2017.

References to Constellation’s website in the release do not incorporate by reference the information on such website into this Current Report on Form 8-K, and Constellation disclaims any such incorporation by reference. The information in the news release attached as Exhibit 99.1 is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed or furnished, as appropriate, as part of this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Form of Terms and Conditions Memorandum for Directors with respect to options to purchase Class 1 Stock pursuant to the Company’s Long-Term Stock Incentive Plan (grants on or after July 18, 2017).
10.2	Form of Restricted Stock Award Agreement for Directors with respect to awards of restricted stock pursuant to the Company’s Long-Term Stock Incentive Plan (awards on or after July 18, 2017).
10.3	Form of Restricted Stock Unit Agreement for Directors with respect to awards of restricted stock units pursuant to the Company’s Long-Term Stock Incentive Plan (awards on or after July 18, 2017).
10.4	Constellation Brands, Inc. Long-Term Stock Incentive Plan, as amended and restated as of July 18, 2017.
99.1	News Release of Constellation Brands, Inc. dated July 20, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2017	CONSTELLATION BRANDS, INC.

	By:	/s/ David Klein
David Klein
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

(10)	MATERIAL CONTRACTS

(10.1)
Form of Terms and Conditions Memorandum for Directors with respect to options to purchase Class 1 Stock pursuant to the Company’s Long-Term Stock Incentive Plan (grants on or after July 18, 2017) (filed herewith). *

(10.2)
Form of Restricted Stock Award Agreement for Directors with respect to awards of restricted stock pursuant to the Company’s Long-Term Stock Incentive Plan (awards on or after July 18, 2017) (filed herewith). *

(10.3)
Form of Restricted Stock Unit Agreement for Directors with respect to awards of restricted stock units pursuant to the Company’s Long-Term Stock Incentive Plan (awards on or after July 18, 2017) (filed herewith). *

(10.4)	Constellation Brands, Inc. Long-Term Stock Incentive Plan, amended and restated as of July 18, 2017 (filed herewith). *

(99)	ADDITIONAL EXHIBITS

(99.1)	News Release of Constellation Brands, Inc. dated July 20, 2017 (filed herewith).

*    Designates management contract or compensatory plan or arrangement.